UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 28, 2021

(Date of earliest event reported)

MACK-CALI REALTY CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-13274	22-3305147
(Commission File No.)	(I.R.S. Employer
Identification No.)

Harborside 3, 210 Hudson St., Ste. 400, Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition

On July 28, 2021, Mack-Cali Realty Corporation (the "Company") issued a press release announcing its financial results for the second quarter 2021. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

For the quarter ended June 30, 2021, the Company hereby makes available supplemental data regarding its operations, as well as its multifamily real estate platform. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the foregoing, the Company hereby furnishes the following documents:

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Second Quarter 2021 Supplemental Operating and Financial Data.
99.2	Second Quarter 2021 earnings press release of Mack-Cali Realty Corporation dated July 28, 2021.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Date: July 28, 2021	By:	/s/ MAHBOD NIA
Mahbod Nia
Chief Executive Officer

Date: July 28, 2021	By:	/s/ DAVID J. SMETANA
David J. Smetana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Second Quarter 2021 Supplemental Operating and Financial Data.
99.2	Second Quarter 2021 earnings press release of Mack-Cali Realty Corporation dated July 28, 2021.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.